SILICON VALLEY BANK
                                                     AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------


BORROWER:         ADEPT TECHNOLOGY, INC.

DATE:             JUNE 15, 2005


         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated April 22, 2004 (as otherwise amended, if at all, the "Loan
Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. MODIFIED LETTER OF CREDIT PROVISION. Section 1.6 of the Loan Agreement is hereby amended to read as follows:

                  1.6 LETTERS OF CREDIT. At the request of Borrower, Silicon may, in its good faith business judgment, issue or arrange for the issuance of letters of credit for the account of Borrower, in each case in form and substance satisfactory to Silicon in its sole discretion (collectively, "Letters of Credit"). The aggregate face amount of all Letters of Credit from time to time outstanding shall not exceed the amount shown on the Schedule (the "Letter of Credit Sublimit"), and shall be reserved against Loans which would otherwise be available hereunder, and in the event at any time there are insufficient Loans available to Borrower for such reserve, Borrower shall deposit and maintain with Silicon cash collateral in an amount at all times equal to such deficiency, which shall be held as Collateral for all purposes of this Agreement. Borrower shall pay all bank charges (including charges of Silicon) for the issuance of Letters of Credit, together with such additional fee as Silicon's letter of credit department shall charge in connection with the issuance of the Letters of Credit. Any payment by Silicon under or in connection with a Letter of Credit shall constitute a Loan hereunder on the date such payment is made. Each Letter of Credit shall have an expiry date no later than thirty days prior to the Maturity Date. Borrower hereby agrees to indemnify and hold Silicon harmless from any loss, cost, expense, or liability, including payments made by Silicon, expenses, and reasonable attorneys' fees incurred by Silicon arising out of or in connection with any Letters of Credit. Borrower agrees to be bound by the regulations and interpretations of the issuer of any Letters of Credit guarantied by Silicon and opened for Borrower's account or by Silicon's interpretations of any Letter of Credit issued by Silicon for Borrower's account, and Borrower

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SILICON VALLEY BANK
                                                     AMENDMENT TO LOAN DOCUMENTS
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                  understands  and agrees that  Silicon  shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower's instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto. Borrower understands that Letters of Credit may require Silicon to indemnify the issuing bank for certain costs or liabilities arising out of claims by Borrower against such issuing bank. Borrower hereby agrees to indemnify and hold Silicon harmless with respect to any loss, cost, expense, or liability incurred by Silicon under any Letter of Credit as a result of Silicon's indemnification of any such issuing bank. The provisions of this Loan Agreement, as it pertains to Letters of Credit, and any other Loan Documents relating to Letters of Credit are cumulative.

         2.  MODIFIED  COLLATERAL;   INTELLECTUAL  PROPERTY  EXCLUDED;  NEGATIVE
PLEDGE. The following language is hereby added at the end of Section 2 of the Loan Agreement.

                  Notwithstanding the foregoing, the Collateral shall not be deemed to include any Intellectual Property, except that the Collateral shall include all proceeds of all of the Intellectual Property (the "Intellectual Property Proceeds"), including, without limitation, proceeds consisting of accounts receivable, royalties, license fees, payment intangibles and other Accounts, general intangibles consisting of rights to payment, and all proceeds of all of the foregoing. Borrower has previously executed and delivered to Silicon a Negative Pledge Agreement with respect to the Intellectual Property and the same shall continue in full force and effect.

         3. MODIFIED CREDIT LIMIT. Section 1 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

           1.  CREDIT LIMIT
               (Section 1.1):     An amount not to exceed the following:

                      (A) the lesser of:

                                  (i)  $5,000,000   at  any
                                       one time outstanding
                                       (the "Maximum Credit
                                       Limit"); or

                                  (ii) the sum of the following:

                                      (a)  ACCOUNTS LOANS.
                                           Loans (the  "Accounts  Loans") in a
                                           total  amount  outstanding  at  any
                                           time not to exceed 80% (an "Advance
                                           Rate") of the amount of  Borrower's
                                           Eligible  Accounts  (as  defined in
                                           Section  8 above)  (the  "Borrowing
                                           Base");


                                  plus

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SILICON VALLEY BANK
                                                     AMENDMENT TO LOAN DOCUMENTS
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                                      (b) OVERADVANCE LOANS.
                                           Silicon   may,   in  its  sole  and
                                           absolute discretion,  make Loans to
                                           Borrower  from  time to time  which
                                           exceed the limitations on borrowing
                                           against  Eligible  Accounts  as set
                                           forth  in  subparagraph  (a)  above
                                           (the  "Overadvance   Loans").   The
                                           aggregate  outstanding  Overadvance
                                           Loans  shall not at anytime  exceed
                                           the lesser of:

                                           (1)  $1,000,000; or

                                           (2) 30%   (an   "Advance
                                               Rate") of the amount
                                               of        Borrower's
                                               Eligible    Accounts
                                               (as    defined    in
                                               Section 8 above).

                                           Moreover, the aggregate outstanding
                                           Loans  shall not at anytime  exceed
                                           the Maximum Credit Limit.

                                   plus

                                      (c) FOREIGN ACCOUNTS.
                                           Foreign    Accounts    (that    are
                                           otherwise  Eligible Accounts except
                                           for  the   Account   Debtor   being
                                           located  outside the United  States
                                           or Canada  and which  have not been
                                           pre-approved by Silicon in writing,
                                           are  not  backed  by  a  letter  of
                                           credit  satisfactory  to Silicon or
                                           are not FCIA  insured  satisfactory
                                           to  Silicon) up to a maximum of 25%
                                           of the Borrowing Base;

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SILICON VALLEY BANK
                                                     AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------


                                            minus

                       (B) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus the FX Reserve.

                            Accounts Loans and the Overadvance Loans are "Loans" for all purposes of this Agreement. Silicon may, from time to time, modify the Advance Rates, in its good faith business judgment, upon notice to the Borrower, based on changes in collection experience with respect to Accounts or other issues or factors relating to the Accounts or other Collateral.

                  LETTER OF CREDIT
                  SUBLIMIT
                  (Section 1.6):            The lesser of:

                                             (A)   $3,500,000,   minus   the  FX
                                             Reserve; or

                                             (B) an  amount  equal  to  (i)  the
                                             lesser of the Maximum  Credit Limit
                                             or the Borrowing  Base,  minus (ii)
                                             the FX Reserve, and minus (iii) all
                                             outstanding Loans.

                  FOREIGN EXCHANGE
                  CONTRACT SUBLIMIT:        The lesser of:

                                             (A) $3,500,000, minus the amount of
                                             all  outstanding  Letters of Credit
                                             (including  drawn but  unreimbursed
                                             Letters of Credit): or

                                             (B) an  amount  equal  to  (i)  the
                                             lesser of the Maximum  Credit Limit
                                             or the Borrowing  Base,  minus (ii)
                                             the   amount  of  all   outstanding
                                             Letters of Credit  (including drawn
                                             but    unreimbursed    Letters   of
                                             Credit),   and   minus   (iii)  all
                                             outstanding Loans.

SILICON VALLEY BANK
                                                     AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------

                  FX RESERVE:                Borrower  may  enter  into  foreign
                                             exchange  forward   contracts  with
                                             Silicon,  on  its  standard  forms,
                                             under  which  Borrower  commits  to
                                             purchase  from or sell to Silicon a
                                             set amount of foreign currency more
                                             than one  business  day  after  the
                                             contract   date  (the  "FX  Forward
                                             Contracts");  provided  that (1) at
                                             the time the FX Forward Contract is
                                             entered  into  Borrower  has  Loans
                                             available    to   it   under   this
                                             Agreement  in an  amount  at  least
                                             equal to 10% of the  amount  of the
                                             FX  Forward  Contract;  and (2) the
                                             total FX Forward  Contracts  at any
                                             one time outstanding may not exceed
                                             10  times  the  amount  of  the  FX
                                             Sublimit set forth  above.  The "FX
                                             Reserve"  shall be a reserve (which
                                             shall be in  addition  to all other
                                             reserves) in an amount equal to 10%
                                             of the total FX  Forward  Contracts
                                             from  time  to  time   outstanding.
                                             Silicon  may,  in  its  discretion,
                                             terminate the FX Forward  Contracts
                                             at  any  time   that  an  Event  of
                                             Default  occurs and is  continuing.
                                             Borrower shall execute all standard
                                             form applications and agreements of
                                             Silicon in  connection  with the FX
                                             Forward   Contracts,   and  without
                                             limiting  any of the  terms of such
                                             applications     and    agreements,
                                             Borrower  shall  pay  all  standard
                                             fees  and  charges  of  Silicon  in
                                             connection   with  the  FX  Forward
                                             Contracts.

         4. MODIFIED INTEREST RATE. Section 2 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

                  INTEREST RATE (Section 1.2):

                                            The interest  rate shall be based on
                                            Borrower's  Adjusted Quick Ratio (as
                                            defined below), as follows:


                                            -------------------------------------- ------------------------
                                             Adjusted Quick Ratio as of the end         Interest Rate
                                                        of a month
                                            -------------------------------------- ------------------------
                                                    1.5 to 1.0 or greater          Prime Rate (as defined
                                                                                      below) plus 0.50%
                                            -------------------------------------- ------------------------
                                                    Less than 1.5 to 1.0            Prime Rate plus 1.50%
                                                                                    (the "Standard Rate")
                                            -------------------------------------- ------------------------


                                            The initial  interest rate in effect
                                            on  the  date  hereof  shall  be the
                                            Standard Rate.

                                            Changes in the  interest  rate based
                                            on  the  Borrower's  Adjusted  Quick
                                            Ratio  as  provided  above  shall go
                                            into  effect  as of the first day of
                                            the  month  following  the  month in
                                            which      Borrower's      financial
                                            statements  are  received,  reviewed
                                            and  approved by Silicon.  If, based
                                            on the Adjusted Quick Ratio as shown
                                            in Borrower's  financial  statements
                                            there  is to be an  increase  in the
                                            interest  rate,  the  interest  rate
                                            increase  may be put into  effect by
                                            Silicon  as of the  first day of the
                                            month  closest  to the date on which
                                            the  financial  statements  are due,
                                            even   if   the   delivery   of  the
                                            financial statements is delayed.


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SILICON VALLEY BANK
                                                     AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------

                                            Thus,  for  example,  if  Borrower's
                                            Adjusted Quick Ratio as of September
                                            30,   2005   is  2.0   to  1.0   and
                                            Borrower's  financial  statements as
                                            of September  30, 2005 are received,
                                            reviewed  and approved by Silicon on
                                            October 31, 2005,  then the interest
                                            rate in effect on  November  1, 2005
                                            will be a rate  equal  to the  Prime
                                            Rate plus 1.50%.

                                            If  Borrower's  Quick  Ratio  as  of
                                            September  30,  2005 is 2.0 to 1 and
                                            Borrower's  financial  statements as
                                            of September  30, 2005 are received,
                                            reviewed  and approved by Silicon on
                                            November 5, 2005,  then the interest
                                            rate shall  still be  adjusted  to a
                                            rate  equal to the  Prime  Rate plus
                                            1.50% effective on November 1, 2005.

                                            As  used  above,   "Adjusted   Quick
                                            Ratio"  shall  mean the ratio of (a)
                                            Borrower's     cash     and     cash
                                            equivalents,  in each  case  held at
                                            Silicon,   plus  80%  of  Borrower's
                                            Eligible  Accounts to (b) Borrower's
                                            current  liabilities  determined  in
                                            accordance   with   GAAP   less  the
                                            current    portion   of   Borrower's
                                            deferred revenues.

                                            All interest  shall be calculated on
                                            the basis of a 360-day  year for the
                                            actual   number  of  days   elapsed.
                                            "Prime    Rate"   means   the   rate
                                            announced   from  time  to  time  by
                                            Silicon as its "prime rate;" it is a
                                            base rate  upon  which  other  rates
                                            charged by Silicon are based, and it
                                            is not  necessarily  the  best  rate
                                            available  at Silicon.  The interest
                                            rate  applicable to the  Obligations
                                            shall change on each date there is a
                                            change in the Prime Rate.

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SILICON VALLEY BANK
                                                     AMENDMENT TO LOAN DOCUMENTS
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         5.  MODIFIED  UNUSED LINE FEE.  The Unused Line Fee in Section 3 of the
Schedule to Loan and Security Agreement is hereby amended to read as follows:

                  Unused Line Fee:           In  the  event,   in  any  calendar
                                             quarter (or portion  thereof at the
                                             beginning   and  end  of  the  term
                                             hereof),    the    average    daily
                                             principal   balance  of  the  Loans
                                             outstanding  during the  quarter is
                                             less than the amount of the Maximum
                                             Credit  Limit,  Borrower  shall pay
                                             Silicon  an  unused  line fee in an
                                             amount  equal to 0.20% per annum on
                                             the  difference  between the amount
                                             of the Maximum Credit Limit and the
                                             average daily principal  balance of
                                             the Loans  outstanding  during  the
                                             quarter, computed on the basis of a
                                             360-day year, which unused line fee
                                             shall   be   computed    and   paid
                                             quarterly, in arrears, on the first
                                             day of the following quarter.

         6. COLLATERAL MONITORING FEE. The following Collateral Monitoring Fee is hereby added to Section 3 of the Schedule to Loan and Security Agreement and shall read as follows:

                  Collateral Monitoring
                  Fee: $750 per month, payable in arrears (prorated for any partial month at the beginning and at termination of this Agreement); PROVIDED, HOWEVER, so long as (i) no Loans are outstanding, (ii) the Letter of Credit Sublimit has not been utilized and (iii) the Foreign Exchange Contract Sublimit has not been utilized, then such amount will be $0.00 per month.

         7. MODIFIED MATURITY DATE. Section 4 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

                  4.  MATURITY DATE
                     (Section 6.1):         June 15, 2006 [One year from the
                                            date of this Amendment].


         8. FEE. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $20,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents; PROVIDED, HOWEVER, Silicon acknowledges that the $30,000 Loan Fee set forth in Section 3 of the Schedule to Loan and Security Agreement has already been paid by Borrower and received by Silicon. Silicon is authorized to charge said fee to Borrower's loan account.

         9. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         10. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

SILICON VALLEY BANK
                                          AMENDMENT TO LOAN DOCUMENTS
---------------------------------------------------------------------

   BORROWER:                                       SILICON:

   ADEPT TECHNOLOGY, INC.                          SILICON VALLEY BANK


   BY /s/ Robert H. Bucher
     ------------------------------------          BY /s/ Chris Hill
     PRESIDENT OR VICE PRESIDENT                   ----------------------------

                                                   TITLE: Sr. Vice President
                                                   ----------------------------


   BY /s/ Robert S. Strickland
   --------------------------------------
    SECRETARY OR ASS'T SECRETARY





                                      -8-